SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): MARCH 9, 2004
                                                           -------------


                           DELTA FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    1-12109                  11-33336165
         --------                    -------                  -----------
(State or other jurisdiction (Commission File Number)   (IRS Employer ID Number)
      of incorporation)



     1000 WOODBURY ROAD, SUITE 200, WOODBURY, NEW YORK      11797-9003
     -------------------------------------------------      ----------
         (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (516) 364-8500
                                                           --------------



                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On March 9, 2004, Delta Financial Corporation issued a press release announcing its financial results for the three months and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The press release shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DELTA FINANCIAL CORPORATION

                                      By: /S/ MARC E. MILLER
                                      Name: Marc E. Miller
                                      Title: Senior Vice President and Secretary


Dated: March 10, 2004


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